Exhibit 99.1

NASDAQ: TBBK
The Bancorp, Inc. • Investor Presentation
3rd Quarter, 2012

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-
looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-
looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or similar words. For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp, Inc.’s Form 10-K. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. - Planning for Growth with Safety and Soundness
• Strategic Goal:
 ▪ Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 ▪ Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 ▪ Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 ▪ Non Interest Income - Grow non interest income disproportionately in relation to non interest expense through our deposit and asset approaches
 ▪ Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Debit Cards
Direct Deposit
ATM
Branch Banking (at least once in last 12 months)
Online Banking (% of U.S. banking households)
Mobile Banking
Remote Deposit Capture

The Bancorp Inc.

The Bancorp, Inc. - Planning for Growth

Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2009
Source: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, Mercatus Analytics

Business Model: A Distinct Business Strategy (1)

Assets      Deposits
Prepaid Cards
Open Loop Prepaid Cards
• Deposits
• Non interest Income
Healthcare
Health Savings Accounts and
Flexible Spending Accounts
• Deposits
• Non interest Income
Payment Acceptance
Credit, Debit Card and
ACH Processing
• Deposits
• Non interest Income
Wealth Management
Deposits and Loans for Clients
of Wealth Firms
• Interest Income
• Deposits
• Non interest Income
Securities Portfolio
Primarily highly rated
government obligations
• Interest Income
Government Guaranteed
Lending
Loans to franchisees;
75% guaranteed by
U.S. government
• Interest Income
Automobile Fleet Leasing
 Well-collateralized
Automobile Fleet Leasing
• Interest Income
• Non interest Income
Community Bank
Traditional Community
Banking Products
• Interest Income
• Deposits
• Non interest Income
41%
5%
4%
7%
29%
6%
GGL:
1%
7%
(1) For the above presentation, revenue for asset-generating departments includes all revenue from the assets they fund with deposits they generate. It also includes half the revenue on assets they generate but do not fund. The other half of that revenue is allocated to deposit producing departments.  The revenue shown was generated in the first three quarters of
 2012; for the segments marked 2010, revenue was generated in the first three quarters of 2010.
2010 Prepaid: 30%
2010 Community
Bank: 42%

Post Provision Income (1)

120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
$63,647
$68,430
24% Increase
$84,749
$110,857
80%
20%
71%
29%
65%
35%
61%
39%
28% Increase
$21,229
$27,146
69%
31%
59%
41%
2009
2010
2011
2012*
Q3 2011
Q3 2012
Net Interest Income
Non Interest Income

The Bancorp Inc.

Revenue Composition

(1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non interest income excluding securities gains and losses.
*Based on historical trends and is not intended to be, nor is, predictive of future results.
$

50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$ 12,576
$ 19,524
$29,841
$43,675
54% CAGR(2)
67% Increase
$6,653
$11,125
2009
2010
2011
2012*
Q3 2011
Q3 2012

Quarter over Quarter: Q3 2012 to Q3 2011

Category	Increase
Prepaid Card:	85%
Automobile Fleet Leasing:	3%
Payment Acceptance:	25%
Deposit and HSA fees:	58%
Other:	60%
Total Growth:	67%

The Bancorp Inc.

Non Interest Income-Generating Strategies: Growth and Sustainability

$
(1) Excludes gains on investment securities.
(2) CAGR calculated 2009 through 2011
*Based on historical trends and is not intended to be, nor is, predictive of future results.
Continued Growth in Non Interest Income(1)

30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Gross Dollar Volume
(dollars in thousands)
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Number of Active Cards
2009
2010
2011
2012*
Gross Dollar Volume
Projected 2012
2011
2010
2009
2008
2007
Pre-2007
Number Active Cards

The Bancorp Inc.

Prepaid Gross Dollar Volume (1) and Cardholder Growth  (2)

(1) Gross Dollar Volume is the total  amount spent on all cards outstanding within a given period. The bar graph represents the gross dollar volume for the period segmented by the program contract date.
(2) Number of active cards as of year-end of the stated year with the exception of 2012, which is end of the third quarter.
*Includes actual data for the first three quarters and projected GDV for the fourth quarter. Projection for remainder of 2012 includes actual gross dollar volume associated with programs that began in 2012. The projection for the fourth quarter of 2012 is not broken out by contracting year and is based on historical trends. It is not intended to be, nor is, predictive of future results.
$

100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
CAGR 10%
$ 63,709
$ 68,193
$ 76,406
$ 85,728*
10% Increase
$19,595
$21,561
2009
2010
2011
2012 *
Q3 2011
Q3 2012
Community Bank
Wealth Management
Government Guaranteed Lending
Leasing Portfolio
Investment Securities

The Bancorp Inc.

Net Interest Income Generators(1)
Compressed Interest Rate Environment

$
(1) CAGR calculated 2009 through 2011
*Based on historical trends and is not intended to be, nor is, predictive of future results.

As with funding, TBBK employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations.

September 30, 2012
Investment Securities, 26.2%
Community Bank Lending, 55.9%
Automobile Fleet Leasing Portfolio, 5.8%
Wealth Management Lending, 9.3%
Government Guaranteed Lending, 2.8%

	September	September	September

The Bancorp Inc.

Primary Asset-Generating Strategies: Business Line Overview
• Community Bank
 ▪ Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington banking market
• Automobile Fleet Leasing
 ▪ Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 32% of portfolio leased by state and federal agencies
• Wealth Management
 ▪ 17 affinity groups, managing $400 billion in assets
 • SEI Investments, Legg Mason, Genworth Financial Trust
 Company
 ▪ Generates securities backed and other loans
• Government Guaranteed Lending
 ▪ Loans from $150,000 to $5.0 million primarily to franchisees such as
 UPS Stores, Massage Envy, FASTSIGNS and Save a Lot which have a 75% guaranty by the U.S. Small Business Administration. Approved
 Franchise and Medical Guidance lines total $494+ million.
• Securities
  Primarily:
 ▪ High credit quality tax exempt municipal obligations
 ▪ U.S. Government agency securities primarily 4-5 year average lives and other highly rated mortgage-backed securities

Category	30, 2012 Balance	30, 2011 Balance	30, 2012 Avg. Yield
	(in thousands)
Community Bank	$ 1,406,661	$ 1,398,264	4.21%
Government Guaranteed Lending	69,735	24,950	5.37%
Wealth Management	233,868	163,034	2.86%
Leasing Portfolio	146,728	129,400	7.22%
Investment Securities	657,601	434,457	2.95%

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
TBBK
Regional Peers
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

Reserves/Loans[1]

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
TBBK
Regional Peers
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
12-Sep

Reserves/Nonaccrual Loans[1]

1000%
800%
600%
400%
200%
0%
TBBK
Regional Peers
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
12-Sep

Texas Ratio - Peers (1),(2)

25%
20%
15%
10%
5%
0%
TBBK
Regional Peers
2007
2008
2009
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

The Bancorp Inc.

Non-Accrual Loans/Total Loans(1)
Asset Quality Overview

(1) Regional peers include publicly traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion as of June 30, 2012; graphs represent median values.
(2) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity). TBBK computed with consolidated capital. Source: SNL Financial

Deposit-Generating Strategies: Growth and Low Cost
The Bancorp has experienced strong growth in deposits at below-peer costs.

Growth in Average Deposits
	September 30 YTD Average Deposits (dollars in thousands)	Cost of Funds(2)	Peer Cost of Funds(1)
2012	$ 3,197,619	0.32%	0.54%
2011	$ 2,505,555	0.41%	0.91%
Change	$ 692,064	-0.09%	-0.37%
% Change	28%	-22%	-41%
(1) Peer data source as of June 2012: Uniform Bank Performance Report for Banks $1-5 B in assets measuring interest expense to average interest earning assets.
(2) Bancorp cost of funds is lower after consideration of seasonal deposits.

3 < > 5 years
16%
< 1 year
40%
1 < > 3 years
44%

The Bancorp Inc.

Deposit-Generating Strategies: Sticky and Long-Term
The Bancorp has long-term, often exclusive agreements in place with its private label banking partners. We have retained 99% of maturing contracts.

Private Label Deposits by Remaining Contractual Term(1)
(1) Does not include deposits associated with a third party with which TBBK disengaged in 2012.

Significantgrowth in prepaidcard, healthcareand other deposit business linessupport significantlyloweraverage cost

1031
Exchange
7.0%
Merchant
Processing
6.2%
Community
Bank 11.4%
Healthcare
12.1%
Wealth
Management
23.3%
Prepaid Cards
(including
DDA) 40%

CDs < $100k,
0.5%
CDs > $100k,
0.3%
MMDA &
Savings, 16.5%
Checking,
82.7%

The Bancorp Inc.

Growth Engine: Where Do Deposits Come From?

September 30, 2012
Category	Balance (in millions)	Avg. Cost
Community Bank	$ 317	0.40%
Healthcare	337	0.74%
Prepaid Cards (including demand deposit accounts)	1,112	0.01%
Wealth Management	648	0.52%
Merchant Processing	173	0.64%
1031 Exchange	194	0.49%
Total Deposits: $2.8 billion
Average Cost: 0.32%
(Peer Average Cost: 0.54%)(1)
(1) Peer data source as of June 2012: Uniform Bank Performance
 Report for Banks $1-5 B in assets measuring interest expense to average interest earning assets.

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
(dollars in thousands)
25% CAGR
2009
2010
2011
2012
Q4
Q3
Q2
Q1

The Bancorp Inc.

Adjusted Operating Earnings(1),(2), (3)
Operating Leverage

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses. Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain non-recurring items.  Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.
(2) CAGR calculated 2009 through 2011
(3) For reconciliation detail, please see Appendix.
$

The Bancorp, Inc. - Planning for Growth with Safety and Soundness
• Strategic Goal:
 ▪ Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 ▪ Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 ▪ Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 ▪ Non Interest Income - Grow non interest income disproportionately in relation to non interest expense through our deposit and asset approaches
 ▪ Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

NASDAQ: TBBK
APPENDIX

Capital Ratios and Selected Financial Data

	As of or for the three months ended	As of or for the three months ended
	September 30, 2012	September 30, 2011
	(dollars in thousands)	(dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	9.28%	7.92%
Tier 1 capital to average assets	9.20%	9.60%
Tier 1 capital to total risk-weighted assets	14.51%	14.90%
Total capital to total risk-weighted assets	15.77%	16.16%
Allowance for loan and lease losses to total loans	1.78%	1.61%

Balance Sheet Data:
Total assets	$ 3,113,125	$3,393,013
Total loans, net of unearned costs (fees)	1,856,992	1,715,648
Allowance for loan and lease losses	33,071	27,671
Total cash and cash equivalents	544,658	1,191,268
` Total investments	657,601	434,457
Deposits	2,781,175	3,073,501
Short-term borrowings	0	0
Shareholders’ equity	288,985	268,679

Selected Ratios:
Return on average assets	0.46%	0.33%
Return on average common equity	4.97%	3.43%
Net interest margin	2.90%	3.15%
Book value per share	$ 8.73	$ 8.09

Current Loan Portfolio and Asset Quality Overview at 9/30/2012
Category (dollars in thousands)	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q3 2012 Quarterly Charge-offs (net)
Commercial	$ 453,444	24%	$ 7,654	0.41%	$ 842	$ 2,857	$ 107	$ (782)
Commercial mortgage	614,410	34%	8,894	0.48%	891	1,042	3,077	(809)
Construction	263,726	14%	8,886	0.48%	1,332	-	667	(2,008)
Direct financing leases (auto leases)	146,728	8%	-	0.00%	-	1,814	8	-
Residential mortgage	97,589	5%	93	0.01%	-	-	-	-
Securities backed loans and other	276,427	15%	927	0.05%	-	1,512	2	(41)
Total	$ 1,852,324	100%	$ 26,454	1.43%	$3,065	$ 7,225	$ 3,861	$ (3,640)

Bancorp’s Real Estate Lending Business Targets Well-Positioned Attractive, Stable
Markets
• Commercial lending is substantially all in greater Philadelphia/Wilmington metropolitan area
 ▪ Consists of the 12 counties surrounding Philadelphia and Wilmington, including Philadelphia, Delaware,
 Chester, Montgomery, Bucks and Lehigh Counties in Pennsylvania; New Castle County in Delaware; and
 Mercer, Burlington, Camden, Ocean and Cape May Counties in New Jersey.
• Philadelphia/Wilmington and the surrounding markets encompass a large population, stable economic activity and attractive demographics.
• Throughout the current down cycle and in prior cycles, the Philadelphia region has exhibited significant stability, which is reflected in a lower negative equity compared to the rest of the nation, as shown below.

1st Quarter 2012 (1)	US	NJ	DE	PA
% of Homes with Negative Equity	22.3%	18.2%	16.2%	9.4%
(1) Source: CoreLogic, Q2 2012

Adjusted Operating Earnings Reconcilement

Category (dollars in thousands)	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
Net income (loss) available to common shareholders	$3,561	$3,854	$3,972	$3,288	$2,282	$660	$2,688	$2,041	$588	$407	($4,056)	($932)	$787	$125	$363
Preferred stock dividend and accretion	-	-	-	-	-	-	-	-	-	-	6,242	965	965	982	847
Income tax expense	1,795	2,150	2,227	1,382	1,209	289	1,431	946	156	197	1,233	17	818	632	781
Gain on sales of investment securities	(107)	-	-	(136)	(20)	(603)	-	14	(2)	(469)	(750)	(436)	-	(670)	-
Other than temporary impairment in securities	-	126	-	-	-	-	75	-	135	-	-	2,225	-	-	-
Loss on other real estate owned	533	421	1,451	-	64	439	52	-	22	-	-	-	-	1,700	-
Provision for loan and lease losses	5,540	4,287	5,220	4,844	5,019	6,963	4,672	4,212	5,219	5,806	4,148	4,000	3,500	2,500	3,000
Core operating earnings	$11,322	$10,838	$12,870	$9,378	$8,554	$7,748	$8,918	$7,213	$6,118	$5,941	$6,817	$5,839	$6,070	$5,269	$4,991

NASDAQ: TBBK
www.thebancorp.com